As filed with the Securities and Exchange Commission on April 29, 2004.

Registration No. 811-4993

                                                                                                                                                                                                                                File No. 33-11420

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

PRE-EFFECTIVE AMENDMENT NO. __

POST-EFFECTIVE AMENDMENT NO. 17 X

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

AMENDMENT NO. 17 X

NICHOLAS LIMITED EDITION, INC.

(Exact Name of Registrant as Specified in Charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)

(414) 272-6133

(Registrant's Telephone Number, including Area Code)

Albert O. Nicholas, President

Nicholas Limited Edition, Inc.

700 North Water Street

Milwaukee, Wisconsin 53202

Copy to:

K. Thor Lundgren, Esq.

Marcia Y. Lucas, Esq.

Michael Best & Friedrich LLP

100 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

__ immediately upon filing pursuant to paragraph (b)

X on April 30, 2004 pursuant to paragraph (b)

__ 60 days after filing pursuant to paragraph (a)(1)

__ on pursuant to paragraph (a)(1)

__ 75 days after filing pursuant to paragraph (a)(2)

__ on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On March 31, 2004, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 2003.

Nicholas Limited Edition, Inc.

Form N-1A

PART A: PROSPECTUS

NICHOLAS LIMITED EDITION, INC.

Prospectus

April 30, 2004

Nicholas Limited Edition, Inc. (the "Fund") is a no-load, diversified fund.

The Fund's investment objective is long-term growth.

This Prospectus gives vital information about the Fund.

For your benefit and protection, please read it before you invest,

and keep it on hand for future reference.

You should be aware that the Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investors,

including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions.

Investment Adviser

NICHOLAS COMPANY, INC.

Minimum Initial Investment - $2,000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or

determined whether this prospectus is truthful or complete.

Anyone who tells you otherwise is committing a crime.

700 North Water Street - Suite 1010 - Milwaukee, Wisconsin 53202 - 414-272-6133 - 800-227-5987

TABLE OF CONTENTS

                                                                                                                                                                                                            Page

OVERVIEW	1
SHARE LIMITATION	4
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	4
FINANCIAL HIGHLIGHTS	7
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE	8
THE FUND'S INVESTMENT ADVISER	9
PRICING OF FUND SHARES	10
PURCHASE OF FUND SHARES	11
REDEMPTION AND EXCHANGE OF FUND SHARES	13
USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES	15
TRANSFER OF FUND SHARES	16
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS	16
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN	17
SYSTEMATIC WITHDRAWAL PLAN	17
TAX DEFERRED ACCOUNTS	17
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

 Investment Objective

The Fund strives to increase the value of your investment over the long-term ("long-term growth").

Principal Investment Strategies

To pursue the Fund's goal of long-term growth, it primarily invests in common stocks of domestic small- and medium-sized companies having growth potential. The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2 billion as "small," between $2 billion and $10 billion as "medium," and greater than $10 billion as "large." To a lesser extent, the Fund may invest in companies with large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

For further information on the Fund's principal investment strategies and how the Fund invests, see "Investment Objective, Principal Investment Strategies and Risks."

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund's investments go down, you may lose money.

The principal risks of investing in the Fund are:

* Market Risk – Market risk involves the possibility that the value of the Fund's investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

* Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of small- and medium-sized companies, the Fund may face additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies

* Selection Risk - The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

* Share Limitation - Due to the Fund's share limitation noted on the cover page of this Prospectus, the Fund may be forced to sell securities in its portfolio to meet redemption requests in adverse market conditions, which could have a negative impact on the value of Fund shares. In addition, the Fund may close to new investments (including additions to existing accounts other than through reinvestment of capital gain and dividend distributions) at any time. In such event, you may not be able to acquire additional Fund shares should you desire to do so.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved.

For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "Investment Objective, Principal Investment Strategies and Risks."

Performance

The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund's total return over time and how the Fund's historical performance compares with alternative broad measures of market performance.

This bar chart shows the Fund's calendar year total returns for the last ten years.

BAR CHART PLOT POINTS

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
(3.04)%	30.18%	21.81%	33.02%	1.67%	(4.09)%	(8.66)%	8.21%	(23.51)%	39.55%

 For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 22.82% (for the quarter ended June 30, 2001) and the lowest quarterly return was (17.01)% (for the quarter ended September 30, 1998).

This next table shows how the Fund's average annual total returns for the one, five and ten year periods ending on December 31, 2003 (the Fund's most recently completed calendar year), compared to the returns of the Russell 2000 Index, the Russell 2000 Growth Index and the Standard & Poor's Smallcap 600 Index ("S&P Smallcap 600 Index"). The table also shows the Fund's average annual total returns after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas Limited Edition, Inc.
Return Before Taxes	39.55%	0.24%	7.72%
Return After Taxes on Distributions	39.55%	(0.99)%	5.77%
Return After Taxes on Distributions and Sale of Fund Shares	25.71%	(0.19)%	5.87%
Russell 2000 Index (1)	47.25%	7.13%	9.47%
Russell 2000 Growth Index (1)	48.54%	0.86%	5.43%
S&P Smallcap 600 Index (1)	38.77%	9.66%	11.43%

 __________

(1) The average annual total returns on the indices do not reflect deductions for taxes, fees and expenses.

The Russell 2000 Index is an unmanaged index that represents the average performance of a group of stocks of approximately 2000 companies and is a widely used benchmark for small-capitalization U.S. stocks. The S&P Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The Fund has changed its performance benchmarks to the Russell 2000 and Russell 2000 Growth Indices. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index replaces the S&P Smallcap 600 Index. The Fund's Adviser believes that the replacement index tracks the performance of stocks that are more closely representative of those stocks normally held by the Fund and therefore provides a more meaningful comparison for Fund investors.

Of course, the Fund's past performance (before and after taxes) is no guarantee of its future returns.

FEES AND EXPENSES OF THE FUND

Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None (1)
Exchange Fee	None

Annual Fund Operating Expenses (2)

(expenses that are deducted from Fund assets)
Management Fees	0.75%
Distribution [and/or Service] (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.91%

__________

(1) The Fund's transfer agent charges $15.00 for each wire redemption.

(2) Annual Fund Operating Expenses are based on expenses incurred for the year ended December 31, 2003.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	$93	$290	$504	$1,120

__________

For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment Adviser."

Portfolio Management

Mr. David O. Nicholas is Senior Vice President and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. David O. Nicholas is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1986. For a further discussion of Mr. David O. Nicholas' experience, see "The Fund's Investment Adviser."

SHARE LIMITATION

The Fund is restricted in size to a maximum of 10 million shares of common stock outstanding. At such time as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of reinvestment of capital gain and dividend distributions), the Fund will close to all new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the Fund may close to new investments at any time in the sole discretion of the Fund. However, redemptions of shares will continue to be received. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section provides a more detailed description of the Fund's investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund's principal investment strategies and the principal risks of investing in the Fund.

What is the Fund's primary investment objective?

The investment objective of Nicholas Limited Edition, Inc. is to increase the value of your investment over the long-term ("long-term growth").

How does the Fund pursue its primary investment objective?

The Fund strives to meet its primary investment objective by investing primarily in a diversified portfolio of equity securities of small- and medium-sized U.S. companies, which it believes, have growth potential.

The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

Market Capitalization
Small	0 to $2 Billion
Medium	$2 Billion to $10 Billion
Large	Over $10 Billion

To pursue the Fund's goal it also may, to a lesser extent, invest in companies with large capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including:

* a company's strategic position in its industry

* sales and earnings growth

* product development

* quality of management

* overall business prospects

* a company's price-to-earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of related industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's market capitalization grows to a point that it is clearly no longer a small- or medium-capitalization stock or if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

Does the Fund invest in securities other than equity securities?

The Fund expects that a major portion of its portfolio will be invested in common stocks of the types of companies, and in the manner previously described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 15% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

Although the Fund's primary investment strategy is to achieve long-term growth, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

What are the principal risks of investing in Nicholas Limited Edition?

Market Risk. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares, may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

Portfolio-Specific Risk. From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on similar companies within the industry. Because the Fund invests most of its assets in the securities of small- and medium-sized companies, the Fund may be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies. If the values of the Fund's investments in small- to medium-sized companies decreases, the value of the Fund's shares also may go down.

Selection Risk. The Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.

Risks Related to the Fund's Share Limitation. The Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In such event, you may not be able to acquire additional Fund shares should you desire to do so. However, even if the Fund is closed to new investments, redemptions of shares will continue to be received. Due to the limitation on size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions which could have a negative impact on the value of your Fund shares.

Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional Information, which is incorporated by reference herein.

The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy, see the back cover page of this Prospectus.

As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years ended December 31, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003 and 2002, has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements and related notes, are included in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund. The information relating to the Fund for the years ended prior to December 31, 2002, was audited by other auditors who have ceased operations.

	Year ended December 31,
	2003	2002	2001	2000	1999
NET ASSET VALUE, BEGINNING OF PERIOD	$12.49	$16.37	$15.16	$22.61	$24.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	(.05)	(.07)	(.08)	(.02)	.05
Net gain (loss) on securities (realized and unrealized)	4.99	(3.78)	1.33	(1.85)	(1.05)
Total from investment operations	4.94	(3.85)	1.25	(1.87)	(1.00)
LESS DISTRIBUTIONS
From net investment income	--	--	--	--	(.05)
From net realized gain	--	(.03)	(.04)	(5.58)	(.54)
In excess of book realized gain	--	--	--	--	--
Total distributions	--	(.03)	(.04)	(5.58)	(.59)
NET ASSET VALUE, END OF PERIOD	$17.43	$12.49	$16.37	$15.16	$22.61

TOTAL RETURN	39.55%	(23.51)%	8.21%	(8.66)%	(4.09)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$146.0	$107.5	$164.2	$191.4	$278.8
Ratio of expenses to average net assets	.91%	.90%	.89%	.86%	.87%
Ratio of net investment income (loss) to average net assets	(.32)%	(.49)%	(.47)%	(.12)%	.21%
Portfolio turnover rate	40.32%	58.89%	60.82%	82.14%	36.01%

 __________

Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Fund shares may go up and down.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund's primary objective is long-term growth. In an effort to achieve this objective, the Adviser generally invests in common stocks of small- and medium-sized companies having growth potential. Individual stock selection is the focal point of the Adviser's equity philosophy. The Adviser's efforts are directed toward purchasing stocks of fundamentally sound companies at reasonable prices. It also is the Adviser's strong conviction that superior long-term results are achieved through the minimization of capital losses during adverse periods in the general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors.

The Fund ended fiscal 2003 with a net asset value per share of $17.43, a total return of 39.55% and approximately $146 million in total net assets. At December 31, 2003, the Fund's portfolio consisted of equity holdings in 98 companies, representing 92.96% of the Fund's total net assets, preferred stock representing 1.24% of the Fund's total net assets and short-term investments representing 5.73% of the Fund's total net assets. The markets rebounded during fiscal 2003 in part due to improvements in corporate earnings and economic indicators and diminishing concerns about war. The Fund's performance was driven by strong price appreciation in the technology, consumer and health care sectors. The Fund's holdings in the health care sector, specifically Province Healthcare Company, in the services industry and Taro Pharmaceutical Industries Ltd., in the pharmaceuticals industry positively impacted its performance. The Fund's performance was negatively effected by its holdings in Fresh Brands, Inc. and SureBeam Corporation, which was liquidated from the portfolio.

In terms of overall portfolio mix, at December 31, 2003, the Fund held significant positions in health care service, equipment and pharmaceuticals and biotechnology companies (6.91%, 8.24% and 6.56%, respectively of the Fund's total net assets at December 31, 2003), information technology software and services and information technology hardware companies (5.10% and 7.70%, respectively); restaurant and leisure companies (7.77%); capital goods (8.05)% and insurance (10.15%). During 2003, the Fund significantly increased its relative percentage holdings in energy, diversified financials and modestly increased its relative percentage holdings in capital goods. In addition, the Fund decreased its relative percentage holdings in pharmaceuticals and biotechnology companies and information technology software and services.

The Fund's 12-month return of 39.55% for fiscal 2003 compared to returns of 47.25% for the Russell 2000 Index, 48.54% for the Russell 2000 Growth Index and 28.68% for the Standard & Poor's 500 Index. During 2003, the economy began to show signs of a recovery and stocks, especially small-cap, low quality companies, responded favorably. The Fund does not typically invest in what management considers low quality companies. However, the higher quality stocks that the Fund typically invests in tend to perform better in the mid-to-latter part of the market cycle. We would expect these higher quality stocks to perform better as the current economic and market cycle matures.

The Fund will continue to follow its conservative investment philosophy of investing for a full market cycle in order to limit the potential downside risk. In addition, the Fund intends to make prudent investments in those companies it believes have fundamentals which will benefit from the growth of the new economy. The Fund will maintain its investment approach to balance risk and return even in speculative and uncertain markets. Consistent with the Fund's investment philosophy, the Fund will seek to invest in financially strong companies with growth potential and the ability to remain competitive or to improve their competitive position in the marketplace.

The line graphs which follow compare the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in two different sets of peer group indices. The graph assumes a $10,000 investment in the Fund and the indices at the beginning of the first fiscal year. The peer group in the first graph includes the Russell 2000 Index and the S&P Smallcap 600 Index. This peer group is consistent with the peer group used in the performance graph which appeared in the Fund's Prospectus, dated April 30, 2003. The peer group in the second graph includes the Russell 2000 Index and the Russell 2000 Growth Index. The Fund intends to use the peer group indices in the second graph in its performance graph in Fund prospectuses in future years. The Fund believes the Russell 2000 Index and the Russell 2000 Growth Index and are more representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests (as compared to the Russell 2000 Index and the S&P Smallcap 600 Index). Therefore, the Fund believes the Russell Index along with the Russell 2000 Growth Index provide a more meaningful and representative basis of comparison for Fund investors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS LIMITED EDITION, INC., RUSSELL 2000 INDEX AND S&P SMALLCAP 600 INDEX

	Nicholas Limited Edition, Inc.	% Total Return	Russell 2000 Index	% Total Return	S&P Smallcap 600 Index	% Total Return
12/31/1993	10,000		10,000		10,000
12/31/1994	9,696	(3.04)%	9,818	(1.82)%	9,523	(4.77)%
12/31/1995	12,622	30.18%	12,610	28.44%	12,375	29.95%
12/31/1996	15,375	21.81%	14,690	16.49%	15,012	21.31%
12/31/1997	20,452	33.02%	17,974	22.36%	18,852	25.58%
12/31/1998	20,794	1.67%	17,516	(2.55)%	18,605	(1.31)%
12/31/1999	19,943	(4.09)%	21,240	21.26%	20,913	12.40%
12/31/2000	18,216	(8.66)%	20,598	(3.02)%	23,378	11.79%
12/31/2001	19,712	8.21%	21,111	2.49%	24,907	6.54%
12/31/2002	15,077	(23.51)%	16,788	(20.48)%	21,263	(14.63)%
12/31/2003	21,041	39.55%	24,720	47.25%	29,507	38.77%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS LIMITED EDITION, INC., RUSSELL 2000 INDEX AND RUSSELL 2000 GROWTH INDEX

	Nicholas Limited Edition, Inc.	% Total Return	Russell 2000 Index	% Total Return	Russell 2000 Growth Index	% Total Return
12/31/1993	10,000		10,000		10,000
12/31/1994	9,696	(3.04)%	9,818	(1.82)%	9,757	(2.43)%
12/31/1995	12,622	30.18%	12,610	28.44%	12,786	31.04%
12/31/1996	15,375	21.81%	14,690	16.49%	14,225	11.26%
12/31/1997	20,452	33.02%	17,974	22.36%	16,067	12.95%
12/31/1998	20,794	1.67%	17,516	(2.55)%	16,265	1.23%
12/31/1999	19,943	(4.09)%	21,240	21.26%	23,274	43.09%
12/31/2000	18,216	(8.66)%	20,598	(3.02)%	18,053	(22.43)%
12/31/2001	19,712	8.21%	21,111	2.49%	16,387	(9.23)%
12/31/2002	15,077	(23.51)%	16,788	(20.48)%	11,428	(30.26)%
12/31/2003	21,041	39.55%	24,720	47.25%	16,976	48.54%

The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended December 31, 2003	Five Years Ended December 31, 2003	Ten Years Ended December 31, 2003

Average Annual Total Return	39.55%	0.24%	7.72%

 Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

The Adviser is the investment adviser to six other mutual funds and to approximately 15 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.). As of December 31, 2003, the Adviser had approximately $3.5 billion in assets under management.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by the valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (0.75 of 1%) of the average net asset value of the Fund.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 51% of the outstanding voting securities of the Adviser. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and a Senior Vice President of the Fund. They are both Chartered Financial Analysts.

David O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been Portfolio Manager and primarily responsible for the day-to-day management of the portfolios of the Fund and Nicholas II, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996, Nicholas Income Fund, Inc. since April 2001 and Nicholas Equity Income Fund, Inc. since July 2001.

PRICING OF FUND SHARES

The Fund's price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund's Statement of Additional Information.

Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day's price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
MINIMUM INVESTMENT	$2,000	$100 $50 via the Automatic Investment Plan

BY MAIL

Regular Mail:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 2944

Milwaukee, Wisconsin 53201-2944

Overnight Mail:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

Third Floor

615 East Michigan Street

Milwaukee, Wisconsin 53202

	Complete and sign the Account Application. Make your check payable to Nicholas Limited Edition, Inc.	Send your check along with the Invest by Mail form detached from your confirmation statement. Send your check payable to Nicholas Limited Edition, Inc. with your account number in the memo field.

BY INTERNET – www.nicholasfunds.com The Fund must have bank instructions on file to purchase Fund shares this way.	You may not make an initial purchase of Fund shares via the internet.	Visit www.nicholasfunds.com and click on "Account Access" to purchase or exchange shares from another fund in the Nicholas complex.

BY TELEPHONE – 800-544-6547 414-276-0535 The Fund must have bank instructions on file to purchase Fund shares this way. Telephone calls will be recorded.	You may not make an initial purchase of Fund shares via the telephone.	Call the Fund's transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE U.S. Bank, N.A. ABA 075000022 U.S. Bancorp Fund Services, LLC Account 112-952-137 Nicholas Limited Edition, Inc. (shareholder account number) (shareholder registration)	Call U.S. Bancorp to notify 800-544-6547 or 414-276-0535, then promptly complete and send in an Account Application.	Call U.S. Bancorp to notify 800-544-6547 or 414-276-0535.

AUTOMATIC INVESTMENT PLAN U.S. Bancorp 800-544-6547 or 414-276-0535 Nicholas Company, Inc. 800-227-5987 or 414-272-6133		Contact the Fund for additional information.

 OTHER INFORMATION ABOUT PURCHASING FUND SHARES

Your application to purchase Fund shares must be in proper order to be accepted may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. Cashiers checks, two-party checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds or your ACH transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") or the Fund.

Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

The Fund will not issue certificates representing Fund shares unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund will not issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL

Regular Mail:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 2944

Milwaukee, Wisconsin 53201-2944

Overnight Mail:

Nicholas Funds

c/o U.S. Bancorp Fund Services, LLC

Third Floor

615 East Michigan Street

Milwaukee, Wisconsin 53202

Written redemption and exchange requests must include the name of the Fund, the account number(s), the amount of money or number of shares being redeemed or exchanged, the name(s) on the account(s) and the signature(s) of each registered account holder. If an account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

If you have certificates for your shares, you must send the certificate(s) for the full shares to the above address. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, savings and loan association, credit union, or member firm of a national securities exchange. A notary public is not an acceptable guarantor.

BY INTERNET – www.nicholasfunds.com The Fund must have bank instructions on file to redeem Fund shares this way.	Visit www.nicholasfunds.com and click on "Account Access" to redeem or exchange shares to another fund in the Nicholas complex.

BY TELEPHONE – 800-544-6547 414-276-0535 Telephone calls will be recorded.	Call the Fund's transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE – 800-544-6547 414-276-0535	Call U.S. Bancorp to request wire redemptions.

SYSTEMATIC WITHDRAWAL PLAN U.S. Bancorp 800-544-6547 or 414-276-0535 Nicholas Company, Inc. 800-227-5987 or 414-272-6133	Contact the Fund for additional information.

 OTHER INFORMATION ABOUT REDEEMING AND EXCHANGING FUND SHARES

All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.

The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

The Fund reserves the right to refuse a redemption or exchange if it believes it is advisable to do so. Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

You may not fax your redemption or exchange request. The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

For federal income tax purposes, redemptions and exchanges generally are treated as a sale of the shares being redeemed or exchanged. You may recognize a capital gain or loss equal to the difference between the redemption or exchange price and your cost basis for the shares being redeemed or exchanged. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information. If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet

Nicholas Company, Inc. is the adviser to the following funds which you may conduct exchange transactions with and which have investment objectives and net assets as noted below:

Fund	Investment Objective	Net Assets at December 31, 2003
Nicholas Fund, Inc.	Long-term growth	$2,452,233,709
Nicholas II, Inc.	Long-term growth	521,727,705
Nicholas Equity Income Fund, Inc.	Reasonable income; Moderate long-term growth as a secondary consideration	20,126,486
Nicholas Income Fund, Inc.	High current income consistent with the preservation and conservation of capital value	120,416,714
Nicholas Money Market Fund, Inc.	High level of current income as is consistent with preserving capital and liquidity	101,063,127
Nicholas Liberty Fund (1)	Long-term growth	5,904,092

(1) Please be aware that Nicholas Liberty Fund is not registered for sale in all states.

If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

A signature guarantee helps protect the Fund and shareholders against fraud.  A signature guarantee of each owner is required in the following situations:

* if you change or transfer the registration of your account

* if you opted out of telephone or internet privileges and would like to re-establish these on your account

* upon redemption of shares when certificates have been issued for your account

* when you want the redemption proceeds sent to a different address than is registered on the account

* if the redemption proceeds are to be made payable to someone other than the account owner(s)

* any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

* if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request

* for redemption requests of $100,000 or more

Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES

 You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. If you purchase Fund shares this way, the Processing Intermediary rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

TRANSFER OF FUND SHARES

You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp

(800-544-6547 or 414-276-0535) or Nicholas Company, Inc. (800-227-5987 or 414-272-6133) prior to submitting any transfer requests.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made annually in December. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund's transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund's transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and Coverdell Savings Accounts for qualified education expenses for children under 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

Investment Adviser

NICHOLAS COMPANY, INC.

Milwaukee, Wisconsin

414-272-6133 or 800-227-5987

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Custodian

U.S. BANK N.A.

Cincinnati, Ohio

Independent Auditors

 DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's Statement of Additional Information ("SAI"), dated April 30, 2004, contains more detailed information on all aspects of Nicholas Limited Edition, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Limited Edition, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" – "NchLt." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCLEX" or the cusip number 653738104.

Investment Company Act File No. 811-4993

PROSPECTUS

April 30, 2004

NICHOLAS

LIMITED EDITION, INC.

Nicholas Limited Edition, Inc.

Suite 1010

700 North Water Street

Milwaukee, Wisconsin 53202 www.nicholasfunds.com

NO LOAD

NO SALES CHARGE

Nicholas Limited Edition, Inc.

Form N-1A

PART B: STATEMENT OF ADDITIONAL INFORMATION

NICHOLAS LIMITED EDITION, INC.

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street, Suite 1010

Milwaukee, Wisconsin 53202

414-272-6133

800-227-5987

This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Limited Edition, Inc. (the "Fund"), dated April 30, 2004. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 2003, which are incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

To obtain a free copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND

Investment Adviser

NICHOLAS COMPANY, INC.

April 30, 2004

INTRODUCTION

Nicholas Limited Edition, Inc. (the "Fund") was incorporated under the laws of Maryland on January 26, 1987. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures included in the Fund's Prospectus under the caption "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS." Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objective.

Certain Other Investment Strategies and Portfolio Investments

From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase by and sale to the public under the Securities Act of 1933, as amended). These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 15% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 5% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund's purchase of debt securities and preferred stock to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prevent the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

From time to time, the Fund may invest in shares of other investment companies including shares of closed-end investment companies, unit investments trusts, open-end investment companies and exchange-traded funds ("ETFs"). Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at their net asset value, but may also be traded in the secondary market. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to parallel the performance of the entire index. The Fund may invest in other investment companies to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions warrant. "Investment grade fixed income securities" are fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase. In the case of a temporary defensive position, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 5% of the Fund's total net assets, taken at market.

The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of its total net assets.

All percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, a later change in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

 INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

(a) the purchase of a portion of an issue of publicly distributed debt securities;

(b) investment in repurchase agreements in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

(c) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not to exceed 5% of the value of total net assets, taken at market, of the Fund.

The total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund's total net assets, taken at market.

2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total net assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total net assets be invested in the real estate industry in the aggregate.

The Fund may not issue senior securities in violation of the 1940 Act.

The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

5. The Fund will not pledge any of its assets.

6. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

7. Not more than 5% of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (not including U.S. Government securities).

8. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries.

9. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or an officer, director, shareholder or other interested person of the Adviser.

Investment Restrictions Which May Be Changed Without Shareholder Approval

The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

* Not more than 15% of its total assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)

* No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

* No investments are permitted in puts, calls, straddles, spreads or any combinations thereof

* The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

All percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, later changes in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

Portfolio Turnover Rate

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Funds' investment objective without regard to the length of time a particular security may have been held. For the year ended December 31, 2003, the turnover rate for the Fund was 40.32% compared to 58.89% for the year ended December 31, 2002. The portfolio turnover rate for the Fund declined during the year ended December 31, 2003 due to a number of factors, including general conditions in the securities markets which made it more desirable to hold portfolio investments and decreased market volatility.

INVESTMENT RISKS

This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section in the Fund's Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money or your investment. There is no guarantee the Fund's performance will be positive over any period of time.

Other Risks Related to Certain Portfolio Investments and Strategies. Although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

Liquidity, Information and Valuation Risks of Certain Portfolio Investments. Securities of unseasoned companies and securities issued in private placements, which may be acquired by the Fund from time to time, may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

Debt Securities and Preferred Stock. From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The Fund may invest in both short-term and long-term securities. The Fund is not limited as to the maturities of the debt securities in which it invests. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

Fixed Income Securities. The Fund's investments in investment grade and non-investment grade fixed income securities may carry some risk. Investment grade fixed income securities described in the fourth category of the NRSROs possess speculative characteristics. In addition, non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of the Fund investments in fixed income securities also may adversely impact the Fund's net asset value.

Repurchase Agreements. While the underlying obligation of a repurchase agreement purchased by the Fund is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

Borrowings. The use of borrowings can increase the Fund's exposure to market risk. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and approximately 15 institutions and individuals with substantial investment portfolios. The other funds it advises are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Money Market Fund, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Income Fund, Inc., with primary investment objectives and net assets as set forth below.

Fund	Primary Investment Objective	Net Assets as of December 31, 2003
Nicholas Fund, Inc.	Long-term Growth	$2,452,233,709
Nicholas II, Inc.	Long-term Growth	521,727,705
Nicholas Liberty Fund (1)	Long-term Growth	5,904,092
Nicholas Equity Income Fund, Inc.	Reasonable Income	20,126,486
Nicholas Income Fund, Inc.	High Current Income	120,416,714
Nicholas Money Market Fund, Inc.	Current Income	101,063,127

(1) Please be aware that Nicholas Liberty Fund is not registered for sale in all states.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (.75 of 1%) of the average net asset value of the Fund. For the fiscal year ended December 31, 2003, total net assets of the Fund were $146,008,884. During the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid the Adviser an aggregate of $911,021, $979,731 and $1,261,726, respectively, in fees.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustee having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 51% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President, Secretary and a Director of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President and Portfolio Manager of the Fund, is President, Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas is a Senior Vice President of the Fund and of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is a Senior Vice President of the Fund and Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is a Vice President of the Fund and an employee of the Adviser. Mary C. Gosewehr is Treasurer of the Fund and is an employee of the Adviser. Mark J. Giese is a Vice President of the Fund and a Vice President of the Adviser. Earl R. DeLaet is an Assistant Vice President of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGER OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of March 31, 2004. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Name and Age	Positions HeldWith Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Albert O. Nicholas, 73 (1), (3)	President and Director	(2), 17 years	Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the Adviser to the Fund. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc. since November 1996 and also Nicholas Equity Income Fund, Inc. since July 2001. He formerly was the sole Portfolio Manager of these funds, since the time the Adviser managed them. He formerly was the Co-Portfolio Manager of Nicholas Income Fund, Inc. He is a Chartered Financial Analyst.	6	None
DISINTERESTED DIRECTORS

Robert H. Bock, 72	Director	(2), 2 years	Private Investor, Consultant, Dean Emeritus of Business Strategy and Ethics, University of Wisconsin School of Business, 1997 to present.	5	None
Timothy P. Reiland, 47	Director	(2), 1 year	Private Investor, Consultant, Chairman and Chief Financial Officer, Musicnotes, Inc., October 2001 to present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. Prior to November 1999, Tucker Anthony Incorporated was known as Tucker Anthony Cleary Gull. Prior to November 1998, Tucker Anthony Cleary Gull was known as Cleary Gull Reiland & McDevitt Inc. He is a Chartered Financial Analyst.	5	None
Jay H. Robertson, 52	Director	(2), 1 year	Private Investor, April 2000 to present. Chairman of the Board, Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	5	None
OFFICERS
David L. Johnson, 62 (3)	Executive Vice President	Annual, 17 years	Executive Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1980. He is a Chartered Financial Analyst.	N/A	N/A
Thomas J. Saeger, 59	Executive Vice President and Secretary	Annual, 17 years	Executive Vice President and Assistant Secretary, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1969. He is a Certified Public Accountant.	N/A	N/A
Jeffrey T. May, 47	Senior Vice President and Treasurer	Annual, 10 years	Senior Vice President, Treasurer and Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1987. He has been Portfolio Manager for Nicholas Money Market Fund, Inc. He is a Certified Public Accountant.	N/A	N/A
David O. Nicholas, 42 (3)	Senior Vice President and Portfolio Manager	Annual, 14 years	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund and employed by the Adviser since 1986. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996; and also Nicholas Income Fund, Inc. since April 2001 and Nicholas Equity Income Fund, Inc. since July 2001. He is a Chartered Financial Analyst.	N/A	N/A
Lynn S. Nicholas, 47 (3)	Senior Vice President	Annual, 17 years	Senior Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1983. She is a Chartered Financial Analyst.	N/A	N/A
Mark J. Giese, 33	Vice President	Annual, 6 years	Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1994. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolio of Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.) since November 2001. He is a Certified Public Accountant and a Chartered Financial Analyst.	N/A	N/A
Candace L. Lesak, 46	Vice President	Annual, 10 years	Employee, Nicholas Company, Inc., the Adviser to the Fund, since 1983. She is a Certified Financial Planner.	N/A	N/A
Mary C. Gosewehr, 43	Treasurer	Annual, 15 years	Employee, Nicholas Company, Inc., the Adviser to Fund, since 1985.	N/A	N/A

____________________

(1) Albert O. Nicholas is the only director of the Fund who is an "interested person" of the Adviser, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 51% of the outstanding voting securities of the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3) David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is the brother-in-law of Albert O. Nicholas.

See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2003. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises and are overseen by such director as of December 31, 2003.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Albert O. Nicholas	Over $100,000	Over $100,000
Robert H. Bock	$1 - $10,000	Over $100,000
Timothy P. Reiland	None	Over $100,000
Jay H. Robertson	$10,000 - $50,000	Over $100,000

 _____________

The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Limited Edition, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended December 31, 2003. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

Name	Aggregate Compensation From the Fund (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors (1)
Albert O. Nicholas (2)	$ 0	$0	$0	$ 0
Robert H. Bock (2)	2,000	0	0	17,200
Timothy P. Reiland (2)	1,500	0	0	12,900
Jay H. Robertson (2)	1,500	0	0	15,700
_______________

(1) During the year ended December 31, 2003, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the year ended December 31, 2003, the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the year ended December 31, 2003. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2) Mr. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Bock also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc. Nicholas Equity Income Fund, Inc. and Nicholas Income Fund, Inc. Mr. Reiland also is a member of the Board of Directors of Nicholas II, Inc., Nicholas Family of Funds, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Robertson also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas Family of Funds, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc. Messrs. Reiland and Robertson were elected to the Board of Directors of the Fund in February 2003.

In 2002, three officers of the Fund made investments aggregating $235,000 in the common stock of Musicnotes, Inc., a company in which Timothy P. Reiland is the Chairman and Chief Financial Officer. Those investments represent approximately 2% of the outstanding common stock of Musicnotes, Inc.

In October 2003, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2004. In connection with renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by Adviser or adopted by the Board. For the fiscal year ended December 31, 2003, the management fee was 0.75% and the Fund's total expense ratio (including the management fee) was 0.91%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was low compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including the S&P 500 Index; and (v) the range and quality of the services offered by the Adviser. The peer group fund data included primarily small- to mid-cap focused funds representing a combination of investment styles (including blend and growth). In reviewing the Fund's performance relative to peer group data, the Board noted that the Fund's investment style was growth at a reasonable price, and therefore, the Board focused in particular on funds with core/blend and growth investment styles. The Board noted that the Fund's performance had improved in recent years. The Board also noted that in relation to the peer group, the Fund had the second lowest expense ratio.

The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Fund's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are plainly in the interests of shareholders. The Fund’s management reviews the Proxy Voting Policies annually.

Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its adviser. The Adviser generally anticipates that it will follow the Fund’s proxy voting guidelines.

The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS - Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: increases in the number of authorized shares of or issuances of common stock or other equity securities; provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Adviser would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS - The Fund reviews on a case-by-case basis compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

SOCIAL POLICY BASED PROPOSALS - Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues.

If the Fund’s management believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser’s compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800.227.5987 (toll-free).

PRINCIPAL SHAREHOLDERS

Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 1,701,926 shares of the Fund, or 20.5+%, as of March 31, 2004. Of this amount, 1,211,094 shares were owned of record by Nancy Nicholas, the spouse of Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 51% of the outstanding voting securities of the Adviser; the Williams Heart Foundation, of which Mrs. Nicholas is treasurer, owned of record 14,185 shares; the Nicholas Family Foundation owned of record 267,999 shares; the Church of the Atonement, of which Mr. Nicholas is treasurer, owned of record 3,193 shares; the Nicholas Company, Inc. Deferred Compensation Trust owned of record 23,352 shares; and the Nicholas Company, Inc. Employees Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 182,103 shares.

No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2004. All directors and executive officers of the Fund as a group (12 in number) own approximately 23.21% of the outstanding shares of the Fund as of March 31, 2004.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

Shareholder purchase, redemption and exchange orders are processed using the net asset value ("NAV") next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC") and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

 DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.   As of December 31, 2003, the Fund had a capital loss carryforward and will make no capital gains distribution as long as such conditions exist. The Fund has approximately $7,594,000 of net capital losses which may be used to offset capital gains in future years. Capital loss carryovers of approximately $7,594,000 will expire in 2010.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2003.

	Amount of Commissions Paid to Firms that Provided Research Services (1)	Amount of Brokerage Transactions Involved (1)
The Fund	$29,971	$22,501,860

(1) The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

Over-the-counter market purchases and sales are generally transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

The Fund paid aggregate brokerage commissions of approximately $217,881, $340,056 and $187,952 in fiscal 2003, 2002 and 2001, respectively.

The Adviser, which is the investment adviser to seven registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser's trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser's transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser's client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client's portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer's business and industry; (v) current composition of the client's portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by either Albert O. Nicholas or David O. Nicholas, and the Adviser's compliance officer.

The Adviser's procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account's assets. Adviser clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. The Fund's total returns (before taxes) and average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods ended December 31, 2003, are set forth below:

	For the Periods Ended December 31, 2003
	One Year	Five Year	Ten Year
Total Return Before Taxes	39.55%	1.20%	110.41%
Average Annual Total Return Before Taxes	39.55%	0.24%	7.72%
Average Annual Total Return After Taxes on Distributions	39.55%	(0.99)%	5.77%
Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares	25.71%	(0.19)%	5.87%

 The total return (before taxes) and average annual total return (before taxes) values are computed according to the following formulas:

P (1 + T) to the nth power = ERV

or

Total Return = (ERV / P) – 1

Average Annual Total Return = the nth root of (ERV / P) - 1

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years from initial investment to the end of the period.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods.

For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

The average annual total return (after taxes on distributions) is computed according to the following formula:

P (1 + T) to the nth power = ATVD

Where:

P = a hypothetical initial investment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the stated periods, after taxes on fund distributions but not after taxes on redemption.

For purposes of this calculation, the following assumptions are made: (1) all dividends and distributions by the Fund, less the taxes due on such dividends and distributions, are reinvested at the NAV calculated on the reinvestment dates during the period; (2) the taxes due on any distributions by the Fund are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain); (3) the ending value has been determined assuming a complete redemption at the end of the applicable period; and (4) all recurring fees that are charged to all shareholder accounts are included.

This figure is computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions after taxes on dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. Please note that the applicable federal tax rates assumed vary over the measurement period. In addition, potential tax liabilities other than federal tax liability (e.g., state and local taxes) have been disregarded in the calculations as well as the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

P (1 + T) to the nth power = ATVDR

Where:

T = average annual total return (after taxes on distributions and redemption).

P = a hypothetical initial investment of $1,000.

n = number of years

ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the stated periods, after taxes on fund distributions and redemption

For purposes of this calculation, the following assumptions are made: (1) all dividends and distributions by the Fund, less the taxes due on such dividends and distributions, are reinvested at the NAV calculated on the reinvestment dates during the period; (2) the taxes due on any distributions by the Fund are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain); (3) the ending value has been determined assuming a complete redemption at the end of the applicable period and subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption;(4) the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions have been separately tracked throughout the periods and the basis for a reinvested distribution includes the distribution net of taxes assumed paid from the distribution; (5) the tax bases have been adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law; (6) the amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption has been separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions; (7) the tax character has been determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment date and the end of the measurement period in the case of reinvested distributions; and (8) shareholders have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

This figure is computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions after taxes on distributions and redemption, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. Please note that the applicable federal tax rates assumed vary over the measurement periods. In addition, capital gains taxes (or the benefit resulting from tax losses) have been calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Potential tax liabilities other than federal tax liability (e.g., state and local taxes) have been disregarded in the calculations as well as the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's Index Composites, NASDAQ, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

CAPITAL STRUCTURE

Nicholas Limited Edition, Inc. is authorized to issue 20,000,000 shares of common stock, par value $0.01 per share. Of these, the Board of Directors of the Fund has determined that an aggregate maximum of 10,000,000 shares (net of redemptions) are available for purchase by investors and 10,000,000 shares are reserved for reinvestment of capital gain and dividend distributions. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

STOCK CERTIFICATES

The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and direct that his account be credited with the shares. A shareholder may in writing direct U.S. Bancorp at any time to issue a certificate for his shares without charge.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent auditors, Deloitte & Touche LLP, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

INDEPENDENT AUDITORS AND LEGAL COUNSEL

Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 served as the Fund's independent auditors for the year ended December 31, 2003.

Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December 31, 2003, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

Nicholas Limited Edition, Inc.

Form N-1A

PART C: OTHER INFORMATION

PART C: OTHER INFORMATION

Item 22 Exhibits

All exhibits required to be filed pursuant to Item 23 are listed in the Exhibit Index which appears elsewhere herein, and (i) are filed herewith, or (ii) are incorporated by reference to previous filings of the Registrant with the Securities and Exchange Commission, as indicated in such Exhibit Index.

Item 23. Persons Controlled by or Under Common Control with the Fund

The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.), Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

Item 24. Indemnification

Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $5.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

Item 25. Business and Other Connections of the Investment Adviser

Incorporated by reference to pages 5-13 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

Item 26. Principal Underwriters

None.

Item 27. Location of Accounts and Records

All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 28. Management Services

None.

Item 29. Undertakings

No new undertakings included in this amendment.

EXHIBIT INDEX

Exhibit No.	Description	Sequential Page No.
(a)	Articles of Incorporation of the Registrant	*
(b)	By-Laws of Registrant	*
(c)	Specimen certificate evidencing common stock, $0.01 par value per share, of Registrant	*
(d)	Investment Advisory Agreement, dated January 26, 1987, between the Registrant and Nicholas Company, Inc	*
(g)	Custodian Agreement, dated January 26, 1987, between the Registrant and U.S. Bank N.A., formerly known as Firstar Trust Company	*
(i)	Opinion of Michael Best & Friedrich LLP, counsel to the Registrant, concerning the legality of Registrant’s common stock, including consent to the use thereof.	**
(j)	Independent Auditors’ Consent.	**
(p)	Code of Ethics of Nicholas Limited Edition, Inc.	*
(p.1)	Nicholas Company, Inc. Code of Ethics and Insider Trading Policy	*
	Power of Attorney	*

* Incorporated by reference to previous filings with the Securities and Exchange Commission.

                        ** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas Limited Edition, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin on the 29th day of April, 2004.

NICHOLAS LIMITED EDITION, INC.

By: /s/ Jeffrey T. May

Jeffrey T. May, Senior Vice President,

Treasurer, Principal Financial and

Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2004.

/s/ Albert O. Nicholas* President (Principal Executive

Albert O. Nicholas Officer), and Director

/s/ Robert H. Bock* Director

Robert H. Bock

/s/ Timothy P. Reiland* Director

Timothy P. Reiland

/s/ Jay H. Robertson Director

Jay H. Robertson

* By: /s/ Jeffrey T. May

Jeffrey T. May,

Individually and as Attorney-in-Fact

for the above officers and directors, under authority of

Powers of Attorney previously filed.

LIST OF CONSENTS

1. Consent of Michael Best & Friedrich LLP

(filed herewith and included in Exhibit (i))

2. Independent Auditors’ Consent

(filed herewith and included as Exhibit (j))

EXHIBIT NO. (i)

Opinion of Michael Best & Friedrich LLP,

counsel to the Registrant, concerning the

legality of the Registrant's common stock,

including consent to the use thereof.

EXHIBIT NO. (j)

Independent Auditors’ Consent.